UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 20, 2014

PLASMATECH BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9314	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4848 Lemmon Avenue, Suite 517, Dallas, TX                                                                                                75219
       (Address of principal executive offices)                                                                                                (Zip Code)

(214) 905-5100
(Registrant’s telephone number, including area code)

ACCESS PHARMACEUTICALS, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 10, 2014, PlasmaTech Biopharmaceuticals, Inc. (the “Company”) entered into a Share Exchange Agreement for the Company’s Series B Cumulative Convertible Preferred Stock, par value $0.01 per share, consisting of an aggregate of 1,000 shares (the “Series B Preferred Stock”), with SCO Capital Partners LLC and Beach Capital LLC. All Series B Preferred Stock dividends payable, interest on Series B Preferred Stock dividends payable and liquidated damages will be converted into Series B Preferred Stock just prior to an offering of at least $10 million. Then the Series B Preferred Stock, all accrued dividends payable, interest on dividends payable and liquidated damages thereon, subject to a liquidation preference, will be exchanged for shares of Common Stock upon consummation of an offering at the offering price. The Company did not deem this a material agreement until October 20, 2014.

The foregoing description of the share exchange agreement is qualified in its entirety by reference to the available text of the share exchange agreement, a copy of which is filed with this Form 8-K and incorporated by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 22, 2014, the Company filed in Delaware a Certificate of Amendment of Certificate of Incorporation to change our name from Access Pharmaceuticals, Inc. to PlasmaTech Biopharmaceuticals, Inc. and to effect as of October 23, 2014 a one for fifty reverse stock split of the Company’s common stock, par value $0.01 per share. A copy of the Certificate of Amendment of Certificate of Incorporation is filed as Exhibit 3.14 with this Form 8-K and incorporated herein by reference.

On October 22, 2014, the Company filed in Delaware a Certificate of Amendment to Certificate of Designations, Rights and Preferences of Series A Cumulative Convertible Preferred Stock (the “Certificate of Amendment”) to amend the Certificate of Amendment to allow a special mandatory conversion of the Series A Cumulative Convertible Preferred Stock, $0.01 par value per share (the “Series A Preferred Stock”) under certain circumstances, including qualified financings, as described in the Certificate of Amendment. A copy of the Certificate of Amendment to Certificate of Designations, Rights and Preferences of Series A Cumulative Convertible Preferred Stock is filed as Exhibit 3.15 with this Form 8-K and incorporated herein by reference.

Item 8.01.  Other Events

On September 10, 2014, the Company entered into an Unsecured Grid Note, for up to $250,000 with SCO Capital Partners LLC. As of October 22, 2014 we have drawn a total of $250,000. The interest rate is 8% per annum and the maturity date is August 31, 2015 unless a financing of at least $5,000,000 occurs, then the note is required to be paid in full on such date, or earlier upon the closing of a financing.

The foregoing description of the unsecured grid note is qualified in its entirety by reference to the available text of the unsecured grid note, a copy of which is filed as Exhibit 10.33 with this Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

The Company hereby furnishes the following exhibits:

3.14	Certificate of Amendment of Certificate of Incorporation filed October 22, 2014
3.15	Certificate of Amendment to Certificate of Designations, Rights and Preferences of Series A Cumulative Convertible Preferred Stock filed October 22, 2014
10.33	Share Exchange Agreement for Series B Preferred Stock, dated September 10, 2014, by and between the Company and SCO Capital Partners LLC and Beach Capital LLC
20.1	Unsecured Grid Note $250,000, dated September 10, 2014, by and between the Company and SCO Capital Partners LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PlasmaTech Biopharmaceuticals, Inc.
(Registrant)

By:   /s/ Harrison Wehner
       ------------------------------
                                                                                               Harrison Wehner
President and
Chief Financial Officer

Date:  October 23, 2014

EXHIBIT INDEX

Exhibit Number

3.14	Certificate of Amendment of Certificate of Incorporation filed October 22, 2014
3.15	Certificate of Amendment to Certificate of Designations, Rights and Preferences of Series A Cumulative Convertible Preferred Stock filed October 22, 2014
10.33	Share Exchange Agreement for Series B Preferred Stock, dated September 10, 2014, by and between the Company and SCO Capital Partners LLC and Beach Capital LLC
20.1	Unsecured Grid Note $250,000, dated September 10, 2014, by and between the Company and SCO Capital Partners LLC